Exhibit 99.1

Proper Holdings, LLC, Subsidiaries and Affiliates

CONSOLIDATED FINANCIAL STATEMENTS

For the Three Months Ended

March 31, 2025, And 2024

Proper Holdings, LLC, Subsidiaries and Affiliates

Table of Contents

For the Three Months Ended March 31, 2024 and 2023

Proper Holdings, LLC, Subsidiaries and Affiliates

Consolidated Balance Sheets

As of March 31, 2025 and December 31, 2024

ASSETS	2025	2024
CURRENT ASSETS
Cash and Cash Equivalents	$18,038,568	$15,692,405
Accounts Receivable, Net of Credit Losses of $212,047.	3,231,952	3,310,640
Inventory	9,426,140	8,961,309
Notes Receivable	9,365,858	9,365,858
Deposit	2,500,000	2,500,000
Other Receivables	—	191,989
Prepaid Expense	1,016,470	1,115,936

Total Current Assets	$43,578,988	$41,138,137

PROPERTY AND EQUIPMENT
Buildings	$25,696,050	$25,610,208
Leasehold Improvements	5,414,622	5,372,922
Machinery and Equipment	7,411,014	7,074,115
Vehicles	1,190,251	803,572
Furniture and Fixtures	1,616,965	1,596,560
Construction in Progress	718,627	1,566,794

	$42,047,529	$42,024,171
Less Accumulated Depreciation	(5,935,343)	(5,232,417)

Net Property and Equipment	$36,112,186	$36,791,754

OTHER ASSETS
Intangible Assets, Net	$5,840,520	$5,840,520
Right of Use Asset, Net - Operating	3,507,308	3,656,058
Right of Use Asset, Net - Financing	1,636,362	1,680,193
Security Deposit	131,808	131,808
Deferred Income Tax	105,000	115,000
Investment - Arches IP Inc.	1,400,000	1,400,000

Total Other Assets	$12,620,998	$12,823,579

TOTAL ASSETS	$92,312,172	$90,753,470

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Consolidated Balance Sheets

As of March 31, 2025 and December 31, 2024

LIABILITIES AND MEMBERS' EQUITY	2025	2024
CURRENT LIABILITIES
Accounts Payable	$4,828,213	$6,365,808
Accrued Expenses	4,767,133	4,073,209
Accrued Loyalty Liability	1,590,969	1,393,933
Current Portion of Notes Payable	26,379,726	27,040,786
Current Portion of Financing Liability - Related Party	56,489	56,489
Current Portion of Operating Lease Liabilities	603,538	588,523
Current Portion of Financing Lease Liabilities	100,528	179,745
Other Current Liabilities	—	56,200
Income Tax Payable	6,982,109	4,822,109

Total Current Liabilities	$45,308,705	$44,576,802

LONG-TERM LIABILITIES
Notes Payable - Net of Current Portion	326,933	$326,933
Convertible Notes	5,900,000	—
Financing Liability - Related Party, Less Current Portion	463,511	463,511
Operating Lease Liabilities - Net of Current Portion	3,047,424	3,205,396
Financing Lease Liabilities - Net of Current Portion	1,849,107	1,793,056
Series B Share Liability	8,615,935	8,615,935
Advance from Hub Inc.	1,434,159	1,434,159

Total Long-Term Liabilities	$21,637,068	$15,838,990

Total Liabilities	$66,945,773	$60,415,792

MEMBERS' EQUITY	$25,366,399	$30,337,678

TOTAL LIABILITIES AND MEMBERS' EQUITY	$92,312,172	$90,753,470

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Consolidated Statements of Operations

For the Three Months Ended March 31, 2025 and 2024

	2025	2024
NET SALES	$21,405,478	$23,004,991

COST OF GOODS SOLD	11,347,960	9,345,717

GROSS PROFIT (LOSS)	$10,057,518	$13,659,274

OPERATING EXPENSES
Selling General and Administrative Expenses	$7,080,026	$6,382,795

TOTAL OPERATING EXPENSES	$7,080,026	$6,382,795

OPERATING INCOME (EXPENSE)	$2,977,492	$7,276,479

OTHER INCOME (EXPENSE)
Interest (Expense)	$(904,414)	$(851,829)
Interest Income	86,232	112,983
Royalty and Sublet Income	164,256	70,880

TOTAL OTHER INCOME (EXPENSE)	$(653,926)	$(667,966)

INCOME (LOSS) BEFORE INCOME TAXES	$2,323,566	$6,608,513

PROVISION FOR INCOME TAXES	2,170,000	2,840,000

NET INCOME (LOSS)	$153,566	$3,768,513

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Consolidated Statement of Changes in Members’ Equity

For the Three Months Ended March 31, 2025

MEMBERS' EQUITY AT DECEMBER 31, 2024	$30,337,678

DISTRIBUTIONS TO MEMBERS OF SUBSIDIARY PER OPERATING AGREEMENT	(824,845)

DISTRIBUTIONS TO PARENT COMPANY	(4,300,000)

NET INCOME (LOSS)	153,566

MEMBERS' EQUITY AT MARCH 31, 2025	$25,366,399

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Consolidated Statements of Cash Flows

For the Three Months Ended March 31, 2025 and 2024

	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	$153,566	$3,768,513
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided (Used) by Operating Activities
Depreciation and Amortization	702,926	1,733,293
Amortization of Operating Lease Right of Use Assets	148,750	(1,339,460)
Amortization of Financing Lease Right of Use Assets	43,831	(14,610)
Bad Debt Allowance	—	(62,301)
Inventory Valuation Adjustment	—	(1,200,000)
Changes in Operating Assets and Liabilities
Accounts Receivable	78,688	(1,734,481)
Inventory	(464,831)	(623,695)
Other Receivables	191,989	88,405
Prepaid Expenses	99,466	99,478
Security Deposits	—	(69,868)
Accounts Payable	(1,537,595)	3,367,813
Accrued Expenses	693,924	2,344,351
Accrued Loyalty Liability	197,036	(997,115)
Operating Lease Liabilties	(142,958)	206,339
Other Current Liabilities	(56,200)	368,164
Accrued Income Taxes	2,160,000	4,970,015
Deferred Income Tax	10,000	285,000

NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES	$2,278,592	$11,189,841

CASH FLOWS FROM INVESTING ACTIVITIES
Issuance of Note Receivable	$—	$(6,865,858)
Payment for Acquistion of Nirvana Investment LLC	—	(2,365,089)
Purchase of Series Seed-2 Preferred Stock - Arches IP Inc.	—	(1,400,000)
Payment of Deposits	—	(500,000)
Purchases of Property and Equipment	(23,358)	(14,182,648)

NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	$(23,358)	$(25,313,595)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on Notes Payable	$(661,060)	$(3,358,033)
Proceeds from Related Party Debt	—	624,584
Proceeds from Issuance of Series B Preferred Shares	—	180,706
Issuance of Convertible Note	5,900,000	—
Payments on Finance Lease Liabilities	(23,166)	82,414
Proceeds from Lease Obligation	—	520,000
Net Contribution (Distribution)	(5,124,845)	8,317,629

NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	$90,929	$6,367,300

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$2,346,163	$(7,756,454)

CASH AND CASH EQUIVALENTS - Beginning of Quarter	15,692,405	23,523,055

CASH AND CASH EQUIVALENTS - End of Quarter	$18,038,568	$15,766,601

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Notes to Consolidated Financial Statements

March 31, 2025 and 2024

NOTE 1:NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Proper Holdings, LLC, Subsidiaries and Affiliates, (the Company) was organized as domestic business corporation on October 10, 2019 and is engaged in the business of operating a vertically integrated adult-use cannabis operation under the State of Missouri, Department of Health and Senior Services. Beginning in 2021, the Company began to cultivate, manufacture, and dispense marijuana and marijuana-infused products. Beginning in February 2022, recreational cannabis has been legal in Missouri.

Principles of Consolidation

The consolidated financial statements include the accounts of the following entities:

Ownership %
Business Name	2025
Proper Holdings, LLC	100%
New Growth Horizon, LLC	100%
NGH Investments, LLC	100%
SLCC, LLC	100%
Nirvana Investments, LLC and Subsidiaries	—
Occidental Group, Inc.	—

All significant intercompany balances and transactions have been eliminated in consolidation. (See: Note 16 – Affiliates and Note 17 – Commitments) for details.

Basis of Accounting

The consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP).

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Fair Value Measurement

The estimated fair values of the Company’s short-term financial instruments, including receivables and payables arising in the ordinary court of business, approximate their individual carrying amounts due to the relatively short period of time between their origination and expected realization.

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Notes to Consolidated Financial Statements

March 31, 2025 and 2024

NOTE 1:NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. At times, cash and cash equivalents may be in excess of FDIC insurance limits. The Company deposits held in excess of federally insured limits as of March 31, 2025 and December 31, 2024 was $17,788,568 and $15,442,405 respectively.

Accounts Receivable-Allowance for Credit Losses

The Company uses the allowance method to account for bad debts. This method provides allowances for doubtful receivables equal to the estimated losses that will be incurred in the collection of receivables. The estimated losses are based on historic collection experience coupled with a review of the current status of existing receivables. This estimate is adjusted for management’s assessment of current conditions, reasonable and supportable forecasts regarding future events and any other factors deemed relevant by the Company. The Company writes off uncollectible accounts after they have exhausted the collection process. The Company extends unsecured credit to its customers in the normal course of business.

Inventories

Inventory is stated at the weighted average method for valuing inventories at the lower of cost or net realizable value. The Company manufactures a majority of its finished goods sold through its dispensaries. The Company captures into inventory all costs of materials plus direct labor and overhead costs of the following departments: cultivation, production and manufacturing.

Property and Equipment

Purchase of property and equipment are recorded at cost. Improvements and replacements of property and equipment are capitalized. Maintenance and repairs that do not improve or extend the lives of property and equipment are charged to expense as incurred. When assets are sold or retired, their cost and related accumulated depreciation are removed from the accounts and any gain or loss is reported in the Statement of Operations. Depreciation is provided over the estimated economic useful lives of each class of assets and is computed using the straight-line method and accelerated methods. Total depreciation expense was $702,926 and $565,978 for the for the three months ended March 31, 2025 and 2024, respectively.

Estimated economic useful lives of property and equipment range from 3 to 39 years.

Impairment of Long-Lived Assets

The carrying value of long-lived assets are reviewed when facts and circumstances suggest that the assets may be impaired or that the amortization period may need to be changed. The Company considers internal and external factors relating to each asset, including cash flows, local market developments, industry trends and other publicly available information. If these factors and the projected undiscounted cash flows of the Company over the remaining amortization period indicate that the asset will not be recoverable, the carrying value will be adjusted to the fair market value. No adjustment was considered necessary for the three months ended March 31, 2025 or for the year 2024, respectively.

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Notes to Consolidated Financial Statements

March 31, 2025 and 2024

NOTE 1:NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Intangible Assets

Intangible assets acquired through acquisitions are recorded at cost.  The Company’s intangible assets consist of a license for a dispensary. The intangible asset is being amortized over a 10-year period.  (See: Note 5 – “Intangibles Assets, Net” and Note 15 – “Acquisition”) for additional details.

Investment in Arches IP, Inc.

Investment in Arches IP, Inc has been recorded at cost. The Company has less than 20% ownership of Arches IP, Inc. and the Company exerts no influence over the investment that it owns. When a dividend income is received, it will be recognized as income on the consolidated statement of operations.

Accrued Loyalty Liability

The Company has a loyalty program which allows customers to earn points for each purchase completed which creates a contract liability. Points earned enable customers to receive credits that may be redeemed on future purchases. The relative standalone selling price of points earned through the Company’s loyalty program is deferred and included in Accrued Loyalty Liability based on the percentage of points estimated to be redeemed on future product purchases. The Company recognized revenue for this performance obligation when the customer redeems the points for the purchase of a product. The accrued loyalty liability was $1,590,969 and $1,393,933 on March 31, 2025 and December 31, 2024, respectively.

Income Taxes

Proper Holdings, LLC, and NGH Investments LLC are taxed as partnerships for income tax purposes. The owners of are taxed on their proportionate shares of the taxable income from these entities. Accordingly, no liability for federal or state income taxes and no provision for federal or state income taxes have been included in the consolidated financial statements for the activity of these entities.

New Growth Horizon, LLC elected to be classified as an association taxable as a corporation. Occidental Group, Inc is taxed as a corporation. Accordingly, these Companies have recorded income tax provisions for federal or state income taxes which have been included in the consolidated financial statements for the activity of these entities.

All other Variable Interest entities are taxed as partnerships for income tax purposes. Accordingly, no liability for federal or state income taxes and no provision for federal or state income taxes have been included in the consolidated financial statements for the activity of these entities.

The Company is subject to income tax examinations by the U.S. federal, state, or local tax authorities since inception. Interest and penalties are classified as expense as incurred.

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Notes to Consolidated Financial Statements

March 31, 2025 and 2024

NOTE 1:NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes (continued)

Income tax benefits are recognized for income tax positions taken or expected to be taken in a tax return, only when it is determined that the income tax position will more-likely than-not be sustained upon examination by taxing authorities. The Company has analyzed tax positions taken for filings with the Internal Revenue Service and all tax jurisdictions where it operates. The Company believes that income tax filing positions will be sustained upon examination and does not anticipate any adjustments that would result in a material adverse effect on the Company’s financial condition, results of operations or cash flows. Accordingly, the Company has not recorded any reserves, or related accruals for interest and penalties for uncertain income tax positions at December 31, 2024 and March 31, 2025.

Under Federal law, the Company is a taxable entity and is subject to Federal income tax. Pursuant to Section 280E of the Internal Revenue Code of 1986, as amended (Section 280E) the Company may not be permitted to take tax deductions for certain operating expenses. According to Section 280E, cost of goods sold are considered the only deductible expenses under Federal case law. Cost of goods sold determined under U.S. GAAP may differ from that calculated under Section 280E.

Revenue Recognition

The Company recognizes revenue in accordance with FASB Accounting Standards Codification (ASC) Topic 606, Revenue from Contracts with Customers, which provides a five-step model for recognizing revenue from contracts with customers as follows:

1.	Identify the contract with a customer
2.	Identify the performance obligations in the contract
3.	Determine the transaction price
4.	Allocate the transaction price to the performance obligations in the contract
5.	Recognize revenue when or as performance obligations are satisfied

The Company’s revenue streams consist of retail product sales and wholesale product sales.

Revenue is recognized at the time control of the product has been transferred to the customer. Control transfers to retail customers upon delivery of the product to the customer at the dispensary and to wholesale customers when the product is delivered. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company will defer any revenue for which the product or services has not been delivered or provided or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered, or no refund will be required.

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Notes to Consolidated Financial Statements

March 31, 2025 and 2024

NOTE 1:NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition (Continued)

For performance obligations related to the sale of product, control transfers to the customer at a point in time. The payment terms and conditions require payment at the point of sale in the dispensaries and when delivered to wholesale customers. Delivery to wholesale customers is typically completed within a few days of the sale.

The Company’s business gives rise to variable consideration because of their customer loyalty program, that generally decreases the transaction price and revenue recognized at the point of sale. These variable amounts are generally credited to the customer, based on achieving certain levels of sales activity. Variable consideration is estimated at the most likely amount that is expected to be earned using a probability-weighted approach based on historical experience and known trends and require significant judgment.

Sales Tax

The State of Missouri charges a 4% tax on medical marijuana and marijuana product sales and a 6% tax on adult use marijuana and marijuana product sales. The tax applies to the net retail price when a product is sold. The Company has elected to present revenue net of this sales tax.

Leases

In February 2016, the FASB issued ASC Update No. 2016-02, Leases (FASB ASC Topic 842, Leases). The update requires lessees to recognize lease assets and lease liabilities on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. The Company elected the “package of practical expedients” under the transition guidance within Topic 842, in which the Company does not reassess (1) the historical lease classification, (2) whether any existing contracts at transition are or contain leases, or (3) the initial direct costs for any existing leases.

The Company determines if an arrangement is or contains a lease at inception, which is the date on which the terms of the contract are agreed to, and the agreement creates enforceable rights and obligations. A contract is or contains a lease when (1) explicitly or implicitly identified assets have been deployed in the contract and (2) the Company obtains substantially all of the economic benefits from the use of that underlying asset and directs how and for what purpose the asset is used during the term of the contract. The Company also considers whether its service arrangements include the right to control the use of an asset.

The Company made an accounting policy election available under Topic 842 not to recognize ROU assets and lease liabilities for leases with a term of 12 months or less. For all other leases, ROU assets and lease liabilities are measured based on the present value of future lease payments over the lease term at the commencement date of the lease. The ROU assets also include any initial direct costs incurred and lease payments made at or before the commencement date and are reduced by any lease incentives.

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Notes to Consolidated Financial Statements

March 31, 2025 and 2024

NOTE 1:NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Leases (Continued)

The Company accounts for lease and non-lease components in its contracts as a single lease component for its real estate and vehicle asset classes. The non-lease components typically represent additional services transferred to the Organization, such as common area maintenance for real estate or maintenance packages for vehicles, which are variable in nature and are recorded in lease expense in the period incurred.

Marketing and Advertising Costs

Sales and marketing costs are charged to operations in the year incurred. Advertising costs for the three months ended March 31, 2025 and 2024 was $469,657 and $262,443, respectively.

Subsequent Events

The Company has evaluated subsequent events through July 31, 2025, the date on which the consolidated financial statements were issued.

New Accounting Pronouncements - CECL

The Company adopted ASU No. 2016-13, “Measurement of Credit Losses (Topic 326) on Financial Instruments,” which introduces the current expected credit losses methodology (CECL) for estimating allowances for credit losses, which replaces the incurred loss methodology with an expected loss methodology that is referred to as the current expected loss (CECL) methodology. The measurement of expected credit losses under the CECL methodology is applicable to financial assets measured at amortized cost, including loan receivables and held-to-maturity debt securities. It also applies to off-balance sheet credit exposures not accounted for as insurance. In addition, ASC 326 made changes to the accounting for available-for-sale securities.

The Company adopted ASC 326 using the modified retrospective method for all financial assets measured at amortized costs and off balance sheet credit exposures. Results for reporting periods after January 1, 2023 are presented under ASC 326 while prior period amounts continue to be reported in accordance with previously applicable U.S. GAAP. There were no transition adjustments as of January 1, 2023.

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Notes to Consolidated Financial Statements

March 31, 2025 and 2024

NOTE 2:INVENTORY

Detail of inventories are as follows, as of March 31, 2025 and December 31, 2024:

	2025	2024
Packaging and Label Materials	$3,002,775	$3,200,555
Plants	623,862	623,862
Work in Progress	1,890,036	2,733,530
Finished Goods	3,909,467	2,403,362
Total	$9,426,140	$8,961,309

In November 2024 the Company experienced a flood event in its main production facility. The Cost of involuntarily destroyed inventory was $624,043. No flood insurance policy was in place at the time.

NOTE 3:DEPOSIT

	2025	2024
On August 20, 2024, the Company entered into an agreement to acquire a dispensary license from ROI Wellness Center IV, LLC. The Company has requested a transfer of ownership with the Missouri Department of Health Senior Services. As part of the agreement, the Company made a deposit. See Note 18 - Commitments.	$2,500,000	$2,500,000

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Notes to Consolidated Financial Statements

March 31, 2025 and 2024

NOTE 4:NOTES RECEIVABLE

2025	2024

Note Receivable - Nirvana Investments, LLC Members, dated July 6, 2023 and amended on October 24, 2024. The Note shall be due and payable with interest at annual interest rate of 5% on the earlier of the first anniversary date hereof or deemed a credit against the Holder’s Purchaser Price to Borrower at the Closing of the Membership Interest Purchase Agreement (“Maturity Date”), provided, Holder shall have the right to extend the Maturity Date for one additional 12-month period if the Closing of the Membership Interest Purchase Agreement has not Closed by the one year anniversary of this Note. If the Membership Interest Purchase Agreement is terminated for any reason prior to the Closing, then the Loan and any other amounts outstanding under this Note shall be due and payable on the date that is thirty (30) days from the termination of the Membership Interest Purchase Agreement. Any accrued interest will not be due on the execution of the Membership Interest Purchase Agreement. See: Note 18 - “Commitments”.

5,000,000	5,000,000

Note Receivable - Occidental Group, Inc. dated February 14, 2024. The Note shall be due and payable on the earlier of the first anniversary date hereof or deemed a credit against the Holder’s Purchase Price to Borrower at the Closing of the Asset Purchase Agreement (“Maturity Date”). Additionally, Holder shall extend the Maturity Date for one additional 12-month period if the Closing of the Asset Purchase Agreement has not occurred by the one-year anniversary of this Note. Notwithstanding the foregoing, if the Asset Purchase Agreement is terminated prior to the Closing by the Holder pursuant to the Asset Purchase Agreement, then the Loan and any other amounts outstanding under this Note shall be due and payable on the date that is sixty (60) days from the termination of the Asset Purchase Agreement. Any accrued interest will not be due on the execution of the Asset Purchase Agreement. See: Note 18 - “Commitments ”.

4,365,858	4,365,858
$9,365,858	$9,365,858

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Notes to Consolidated Financial Statements

March 31, 2025 and 2024

NOTE 5:INTANGIBLE ASSETS, NET

Intangible assets are comprised of the following items:

	License	Brand	Total
Balance December 31, 2023	$1,960,803	2,500	1,963,303
Acquisition	4,349,530	—	4,349,530
Amortization	(472,313)	—	(472,313)
Balance December 31, 2024	$5,838,020	$2,500	$5,840,520

Amortization expense for intangibles was $472,313 during the year ended December 31, 2024. No indications of impairment existed and no impairment of intangible assets was recorded for the year ended December 31, 2024.

The Company estimates that amortization expense will be $430,026 per year, for the next five years.

NOTE 6:INVESTMENT IN ARCHES IP, INC.

On May 4, 2024, the Company purchased Series Seed-2 Preferred Stock for $1.4 million. The Company accounts for the investment under the cost method. As of March 31, 2025 the Company’s ownership was 15.3% on a diluted basis.

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Notes to Consolidated Financial Statements

March 31, 2025 and 2024

NOTE 7:NOTES PAYABLE

The following is a summary of the notes payable at March 31, 2025 and December 31, 2024:

	2025	2024
Promissory Note - Chicago Atlantic Admin, LLC dated May 9, 2022 which accrues interest at the rate of 11% per annum on the unpaid principal balance and an additional per annum of Paid-In-Kind (“PIK”) interest is applicable to the outstanding principal The entire principal balance and all accrued interest are due and payable on May 30, 2025.	$26,379,726	$26,312,510

Promissory Note - Captiva Healing, LLC dated May 4, 2022 which requires interest accrues at the rate of 5.5% per annum on the unpaid principal balance. The entire principle balance and all accured interest are due and payable on May 1, 2025. Commencing on May 1, 2022, the Company is required to make quarterly payments of $60,000 until April 30, 2024. The note is personally secured by members of the Company; Mr. Pennington and Mr. Parker and their respective spouses.	326,933	840,000

	$26,706,659	$27,152,510
Less: Unamortized Debt Issuance Costs	—	(111,724)
	$26,706,659	$27,040,786
Less: Current Portion	26,379,726	27,040,786
Long-Term Debt - Net of Current Portion	$326,933	$—

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Notes to Consolidated Financial Statements

March 31, 2025 and 2024

NOTE 7:NOTES PAYABLE (Continued)

Principal maturities on notes payable are as follows:

Year	Amount
2025	$26,379,726
Thereafter	326,933
$26,706,659

NOTE 8:CONVERTIBLE DEBT

Convertible Notes - issued on March 7, 2025 to unrelated investors. The convertible note bears interest at 11% per annum, with an additional 2% Paid-In-Kind (PIK) interest for a total rate of 13%. The note requres monthly payments of $59,000 beginning on March 31, 2025 and continuing until March 31, 2027 when the remaining balance becomes due.	$5,900,000

On March 31, 2025, accrued interest was $51,133. All payments of principal shall be paid on the maturity date in cash or in shares of voting common stock at the Holder’s election.

Principal maturities on long-term debt as of March 31, 2025 are as follows:

Year	Amount
2025	$590,000
2026	708,000
2027	4,602,000
Total	$5,900,000

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Notes to Consolidated Financial Statements

March 31, 2025 and 2024

NOTE 9:LEASES

The components of lease expense are as follows for the months ended March 31, 2025 and year ended December 31, 2024:

	2025	2024
Finance lease expense
Amortization of ROU assets	$43,831	$175,324
Interest on lease liabilities	62,934	254,614
Operating lease expense	258,437	1,031,573
Short-term lease expense	—	—
Variable lease expense	—	—
Total	$365,203	$1,461,512

Supplemental cash flow information and other information related to leases was as follows for the months ended March 31, 2025 and year ended December 31, 2024.

	2025	2024
(Gains) losses on sale-leaseback transactions, net *
Cash paid for amounts included in the measurement of lease liabilities
Operating cash flows from finance leases (i.e. Interest)	$86,100	$172,200
Financing cash flows from finance leases (i.e. principal portion)	—	—
Operating cash flows from operating leases	252,871	947,843
ROU assets obtained in exchange for new finance lease liabilities	—	—
ROU assets obtained in exchange for new operating lease liabilities	—	765,935
Weighted-average remaining lease term in years for finance leases	9.33	9.58
Weighted-average remaining lease term in years for operating leases	0.92	6.24
Weighted-average discount rate for finance leases	13.00%	13.00%
Weighted-average discount rate for operating leases	10.00%	11.65%

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Notes to Consolidated Financial Statements

March 31, 2025 and 2024

NOTE 9:LEASES (Continued)

Maturities of lease liabilities are as follows:

	Finance	Operating
2025-12	344,400	969,420
2026-12	344,400	914,314
2027-12	344,400	823,190
2028-12	344,400	678,656
2029-12	367,360	576,553
Thereafter	1,641,640	1,158,017
Total undiscounted cash flows	3,386,600	5,120,150
Less: present value discount	(1,436,965)	(1,469,189)
Total lease liabilities	1,949,635	3,650,961
Less Current Potion	(100,528)	(603,537)
Long-Term Lease Obligations	1,849,107	3,047,424

NOTE 10:FINANCING LIABILITY – RELATED PARTY

	2025	2024
Financing Liability -On December 24, 2024 the Company entered into a sale leaseback transaction with a CPJP2, LLC which is owned by two major members of the Company. The lease agreement requires monthly payments of $15,167 per month for five years. The lease has an option for five more years. The annual imputed interest rate was 24.216%	520,000	520,000

Financing Liability - monthly payments of	$520,000	$520,000
Less: Current Portion	56,489	56,489
Long-Term Debt - Net of Current Portion	$463,511	$463,511

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Notes to Consolidated Financial Statements

March 31, 2025 and 2024

NOTE 10:FINANCING LIABILITY – RELATED PARTY (Continued)

Principal Maturities on Financing Liability – Related Party are as follows:

Year	Amount
2025	56,489
2026	78,045
2027	99,189
2028	126,062
Thereafter	160,215
$520,000

NOTE 11:SERIES B SHARE LIABILITY

The Company issued 1,648 Series B Shares without par value, for $8,615,935 subject to the approval of Missouri Department of Health and Senior Services (DHSS). As of March 31, 2025, the issuance of the Series B Shares has not been approved by the DHSS.

NOTE 12:ADVANCE FROM HUB INC.

On July 6, 2023, the Company entered into a Management Service Agreement with Nirvana Investments LLC and all subsidiaries (Nirvana). The Company has included the Advance from Hub Inc. as part of the affiliate’s obligation in the amount of $1,434,159 as of March 31, 2025. Hub Inc. is owned by the same ownership of Nirvana Investments, LLC and Subsidiaries.

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Notes to Consolidated Financial Statements

March 31, 2025 and 2024

NOTE 13:MEMBERS’ EQUITY

The membership Units of the Company consist of Class A Units and Class B Units, as follows:

a.	Class A Membership Units are issued only to the members who held an interest in the initial organization of the Company. A total of Seven Thousand, (7,000) Class A Members Units out of an authorized Twenty Thousand (20,000) have been issued. On April 15, 2022, the Company re-entered a Unit Grant agreement with an existing shareholder for 350 Restricted Units that vest at a rate of 70 per annum, beginning on December 26, 2020. Of those, 6,860 are vested and unrestricted Units, and 140 remain restricted.

b.	Between April and July 2020, the Company entered into a series of agreements with unrelated parties to issue convertible debt with the potential for conversion of up to 2,950 of an Authorized 20,000 Class B Membership Units. As of May 31, 2024, the Company has requested authorization from the State of Missouri to convert this debt into Units, but has not received it as of March 31, 2025. The Company reasonably still expects affirmative authorization.

Priority of distribution:

Pursuant to Section 3.6.3 of the Amended and Restated Operating Agreement, subject to distribution limitations, the Company shall make cash distributions in the following order:

a.	First, to the Class B Members, pursuant to their respective Class B Preference Percentage during the Preferred Distribution Period. The Preferred Distribution Period extends until the Company has distributed cash to Class B Members totaling their initial contributions. Initial contributions totaled $5,900,000, which were converted in 2024.

b.	Second, after the Preferred Distribution Period, and once all required Preferred Distributions have been made, then Distributions will be made to Class A Members, Class B Members, and Members holdings Restricted Units of any kind, in accordance with their respective Percentage Interests.

c.	Third, distributions to Restricted Units shall not be made unless and until the total amounts distributed to other Members exceed the Threshold Amount, which is the total amount contributed by all other members. The intent of this limitation is to treat Restricted Units as a profits interest rather than a liquidation interest.

Liquidation distributions:

Pursuant to Section 3.7 of the Amended and Restated Operating Agreement, upon Company liquidation, and after satisfaction of all the Company liabilities, and the establishment of a reserve appropriate to fund necessary work to wind up the Company’s affairs, the Company shall make distribution to all Members in the same manner as distributions are made under Section 3.6.3 of the Amended and Restated Operating Agreement.

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Notes to Consolidated Financial Statements

March 31, 2025 and 2024

NOTE 14:EMPLOYEE BENEFIT PLAN

During the year, the Company is an adopting employer of the Wurk 401(k)-plan. The Plan covers all employees who attain age 21 and complete one year of eligibility service, which is 1,000 hours of service. The Company may make a discretionary matching contribution. Discretionary employer contributions to the plan was $180,812 for the year ended December 31, 2024.

NOTE 15:ACQUISITION

On February 7, 2024, the Company completed the acquisition of SLCC, LLC, a single dispensary operation located in Kansas City, MO.

The following table presents the fair value of the assets acquired and liabilities assumed as of the acquisition date and allocation of the consideration to net assets acquired:

Inventory	$325,538
Licenses	4,349,530
Right-of Use Assets	542,851
Accounts Payable	(40,621)
Other Liablilities Assumed	(166,559)
Operating Lease Liabilities	(560,024)
Working Capital Adjustment	17,173
Net Assest Acquired	$4,467,888

Consideration paid in Cash, Net of Working Capital Adjustment	$4,467,888

NOTE 16:AFFILIATES

The following information presents information regarding affiliates that been determined to be a Variable Interest Entity (VIE) which are included in the consolidated financial statements. All of these entities were determined to be VIEs as the Company possesses the power to direct activities through a Manage Service Agreement (MSA). (See: Note 3 – “Deposits”, Note 4 - “Notes Receivable” and Note 17 – “Commitments”).

On July 6, 2023, the Company entered into a Member Interest Purchase Agreement with the Members of Nirvana Investments LLC and all subsidiaries and a Management Service Agreement of Nirvana Investments LLC. The purchase agreement has not closed as of March 31, 2025.

On February 14, 2024, the Company entered into an Asset Purchase Agreement and a Management Service Agreement with Occidental Group, Inc. The purchase agreement has not closed as of March 31, 2025.

On October February 7, 2024, the Company completed the acquisition of SLCC, LLC, a single dispensary operation located in Kansas City, MO. SLCC, LLC was determined to be a VIE during the year ended December 31, 2024. (See: Note 15 – “Acquisition”).

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Notes to Consolidated Financial Statements

March 31, 2025 and 2024

NOTE 17:COMMITMENTS

On July 6, 2023, the Company entered into a Member Interest Purchase Agreement with the Members of Nirvana Investments LLC and all subsidiaries (“Nirvana”) and a Management Service Agreement of Nirvana. The purchase price is $27,000,000 cash. On the signing of the agreements, the Company paid $2,500,000 on July 6, 2023, and an additional $2,500,000 on October 7, 2024, for a total Note Receivable of $5,000,000 (See Note 4 – “Notes Receivable”). The balance of the purchase prices of $22,000,000 is due upon the closing of the transaction. The $22,000,000 will be in the form of members interest in the Company. The closing of the transaction will be completed upon the review and approval form the Missouri Department of Health and Senior Services.

On February 14, 2024, the Company entered into an Asset Purchase Agreement and a Management Service Agreement with Occidental Group, Inc. The aggregate purchase price is $12,750,000. On the signing of the agreements, the Company advance $4,365,858 for a Note Receivable (See Note 4 – “Notes Receivable”). The balance of the purchase price of $8,384,142 is due upon the Closing of the Transaction. The closing of the transaction will be completed upon the review and approval form the Missouri Department of Health and Senior Services.

On August 20, 2024, the Company entered into an Asset Purchase Agreement with ROI Wellness Center IV, LLC. The closing of the transaction is subject to and contingent upon the written approval of the Missouri Department of Health and Senior Services (“DHSS”). The aggregate purchase prices shall be $5,250,000. An initial deposit of $2,500,000 was provided at the execution of the agreement. Within ten days of receipt of the zoning approval from all applicable authorities for operation of the business a payment of $1,500,000 is due. Within ten days of the approval from the Missouri Department of Health and Senior Services to commence operations of the business under the license a payment of $1,000,000 is due. The remaining $250,000 is due and payable at closing.

NOTE 18:CONTINGENCIES

From time to time, the Company may be party to various legal actions and administrative proceedings arising in the ordinary course of business. Management is not aware of any current claims.

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements

Proper Holdings, LLC, Subsidiaries and Affiliates

Notes to Consolidated Financial Statements

March 31, 2025 and 2024

NOTE 19:RELATED PARTY TRANSACTIONS

The Company had a note receivable in 2023 from a company controlled by the majority of members, which was repaid in 2024.

The Company has a lease liability to an entity owned by two largest members. See Note 9 – Financing Liability – Related Party for details.

NOTE 20:SUPPLEMENTAL CASH FLOW INFORMATION

Cash paid for income taxes for the three-month periods ended March 31, 2025 and 2024 was $0 and $0 respectively.

Cash paid for interest for the three-month periods ended March 31, 2025 and 2024 was $769,615 and $652,037 respectively.

See Note 9 – Leases for supplement cash flow information related to leases.

NOTE 21:SUBSEQUENT EVENTS

The Company’s operating agreement entitles B-1 members to a preferred return of $5,900,000. The Company is obligated to distribute the first $5,900,000 of distributions to these members, but it is discretionary when it occurs. On March 7, 2025 the Company secured additional financing to fulfil this obligation (See: Note 7 – Convertible Debt). As of March 31, 2025 $4,300,000 had been distributed. The additional $1,600,000 was distributed in April.

The Company entered into a merger agreement with Vireo Growth, Inc. (Vireo) on December 18, 2024. This transaction is subject to the approval of holders of a majority of Vireo’s voting shares and regulatory approvals. Approval was granted, and the acquisition subsequently close on June 5, 2025.

In May, 2025, the Company fulfilled its commitments to Nirvana Investments, LLC (See: Note 17 – “Commitments”).

In July, 2025, the Company fulfilled its commitments to Occidental Group, Inc. (See: Note 17 – “Commitments”).

See Independent Accountant’s Compilation and the Notes to the Consolidated Financial Statements